Accrued expenses and other current liabilities	12 Months Ended
Dec. 31, 2015
Accrued expenses and other current liabilities [Abstract]
Accrued expenses and other current liabilities

11. Accrued expenses and other current liabilities

The following is a summary of accrued expenses and other current liabilities:

	As of December 31,
	2014	2015
	RMB	RMB	US$ (Note 2(d))
Deposits from customers	27,807	31,269	4,827
Deposit from HNA	—	649,360	100,244
Payable for business acquisition	—	26,781	4,134
Accrued liabilities related to customers incentive program	14,764	34,633	5,346
Accrued professional service fees	18,361	12,373	1,910
Accrued advertising expenses	12,455	56,293	8,690
Amount due to the individual investors of yield enhancement products	—	589,151	90,949
Notes payable	—	70,000	10,806
Advanced payment from banks	11,036	21,575	3,331
Others	25,437	123,998	19,143
Total	109,860	1,615,433	249,380

Deposits from customers represent cash paid to the Group as a deposit for overseas tours, and such amount is refundable upon completion of the tours.

HNA Tourism Holdings Group Co., Ltd. (“HNA”) provided RMB649 million (US$100 million) as the guarantee to fulfil of the ordinary shares subscription agreement signed on November 20, 2015. The amount was refunded in January 2016 upon the closing of the transaction.

Advanced payment from banks represent cash received by the Group for promotional and marking campaigns. Banks participating in these campaigns would reimburse the Group for tours sold to their credit card holders at a specified discount.